SETTLEMENT AGREEMENT

        THIS SETTLEMENT AGREEMENT (this “Agreement”) is made and entered into as of the 17th day of June, 2004 (the “Effective Date”) by and between Palomar Medical Technologies, Inc., a Delaware corporation, with offices at 82 Cambridge Street, Burlington, MA 01803 (“Palomar”), The General Hospital Corporation, a Massachusetts corporation with offices at Fruit Street, Boston MA 02114 (“General”), Lumenis, Inc., a Massachusetts corporation with offices at 2400 Condensa Street, Santa Clara, CA 95051 (“Lumenis Inc.”) and Lumenis, Ltd., an Israeli corporation with offices at Yokneam Industrial Park, P.O.B. # 240, Yokneam 20692, Israel (“Lumenis Ltd.”, together with Lumenis Inc., jointly and severally, “Lumenis”). Each of Palomar, General, Lumenis Inc. and Lumenis Ltd. is a “Party” and together they are the “Parties” hereunder.

        WHEREAS, Palomar, General and Lumenis are parties to lawsuits captioned “Lumenis Inc. v. Palomar Medical Technologies, Inc. and The General Hospital Corporation,” Case No. 02-5176-MJJ, currently pending in the United States District Court of the Northern District of California, and “Palomar Medical Technologies, Inc. v. Lumenis, Ltd., Lumenis, Inc., ESC Medical Systems, Ltd., ESC Medical System, Inc., and ESC, Sharplan Industries, Ltd.,” Case No. 03-0540, currently pending in the Superior Court of Massachusetts (collectively, the “Lawsuits”);

        WHEREAS, the Lawsuits generally concern allegations of infringement, invalidity and unenforceability pertaining to the Anderson Patents (which term is defined in the Patent License Agreement, attached hereto as Exhibit A);

        WHEREAS, the Lawsuits also concern disputes arising under that certain Patent License Agreement, entered into by and among Palomar, Star Medical Technologies, Inc. (“Star”) and Coherent, Inc. (“Coherent”), dated December 7, 1998 (the “Original Patent License”), with Lumenis thereafter becoming the party to the Original Patent License in place of Star and Coherent;

        WHEREAS, ESC Medical Systems Ltd. (now Lumenis Ltd.) has sent to Palomar a letter, dated March 23, 2001, concerning certain of the Lumenis Patents (which term is defined in the Patent License Agreement, attached hereto as Exhibit A) and their relationship to certain of Palomar’s products (including the StarLux™, EsteLux™, MediLux™ and NovaLux™ line of products, among others) (the “Lumenis Letter”);

        WHEREAS, Palomar and General on the one hand and Lumenis on the other hand wish to settle and compromise the Lawsuits and all other claims, demands, and controversies between them relating to the Original Patent License, the Anderson Patents, the Lumenis Patents, and the transactions and occurrences that gave rise to the Lawsuits and the Lumenis Letter on the terms and conditions set forth below;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties covenant and agree as follows:

1.     The Closing. A closing (the “Closing”) of the transactions contemplated hereby shall be held simultaneously with the execution and delivery of this Agreement. At the Closing, the following actions shall take place:

(a)	Lumenis and Palomar shall execute and deliver to each other the “Patent License Agreement,” in the form attached hereto as Exhibit A; and

(b)	Each of the Parties shall deliver to the other Parties executed “Stipulations of Dismissal,” described in Section ý2, in the form attached hereto as Exhibit B.

2.     Termination of the Lawsuits. The Parties shall execute the voluntary Stipulations of Dismissal with prejudice attached hereto as Exhibit B, copies of which have been provided to the Parties and to their respective counsel. Within five (5) business days of the execution hereof, Palomar’s counsel shall file such Stipulations of Dismissal with the appropriate courts so that the Lawsuits will be dismissed with prejudice.

3.     Certain Consideration.

(a)	Payment to Palomar. As partial consideration hereunder, Lumenis shall pay to Palomar eight hundred and sixty-eight thousand dollars (US$868,000) within ten (10) days of the Effective Date. Such payment shall be made by wire transfer, without deduction for any taxes or other charges, in U.S. dollars to the credit of:

Palomar's account:

Bank Name:	Banknorth
Bank Address:	370 Main Street
Worcester, MA 01608
Palomar Medical Technologies, Inc.
Account No. 8241022990:
ABA No. 211370545

(b)	Patent License Agreement. As partial consideration hereunder, Palomar and Lumenis Inc. have executed the Patent License Agreement attached hereto as Exhibit A.

4.     Releases and Indemnities.

(a)	Release of Palomar and General by Lumenis. Lumenis together with (as applicable) their respective officers, directors, employees, shareholders, insurers, agents, trustees, attorneys, parents, subsidiaries, Affiliates (as defined in the Patent License Agreement for all the Parties hereto), heirs, administrators, executors, successors, assigns and customers (collectively, “Lumenis Releasors”), does hereby, jointly and severally, remise, release and forever discharge Palomar and General, together with (as applicable) their respective officers, directors, employees, shareholders, insurers, licensees, sublicensees, customers, agents, trustees, attorneys, parents, subsidiaries, Affiliates, successors and assigns (collectively, the “Released Palomar/General Entities”), of and from any and all actions, causes of action, claims, counterclaims, damages, debts, demands, liabilities, costs, expenses, loss, liens and obligations of whatsoever name and nature, including attorney fees (hereinafter, the “claims”), whether at law or in equity, which the Lumenis Releasors now have or ever had, whether or not the facts giving rise to such claims are now known or unknown, from the first day of the world to the Effective Date (but not thereafter), which claims are based on or related in any way to the Lawsuits, the Lumenis Patents, the Original Patent License, the Lumenis Letter or any other Patents (as defined in the Patent License Agreement) that Lumenis or any of its Affiliates owned or controlled at any time prior to the Effective Date (including all of the claims specified or implied in the Lawsuits or the Lumenis Letter). It is the intention of the Lumenis Releasors fully, finally and forever to release the Released Palomar/General Entities from the claims released by this Section ý4(a). In furtherance of such intention, this release shall be and remain in effect notwithstanding the discovery subsequent to the Effective Date of any presently existing fact. Notwithstanding the foregoing, it is expressly understood that this release does not release the Released Palomar/General Entities or any of them from the obligations set forth in this Agreement, the Exhibits hereto and the other documents delivered at the Closing (including the Patent License Agreement).

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(b)	Lumenis’ Representation, Warranty and Indemnity as to Released Matters. Lumenis warrants and represents to Palomar and General that it has not heretofore assigned, transferred or purported to assign or transfer, and that it shall not hereafter assign or transfer or purport to assign or transfer, to any person or entity any matter released in Section ý4(a) and it agrees, jointly and severally, to indemnify and hold harmless the Released Palomar/General Entities from and against all claims, suits, actions, causes of action, liabilities, obligations, losses, suits, costs and expenses (including attorneys’ fees whether or not litigation be commenced) based on, resulting from, in connection with, or arising out of, any such assignment or transfer or purported or claimed assignment or transfer of any such matter, in whole or in part.

(c)	Release of Lumenis by Palomar and General. Palomar and General, together with (as applicable) their respective officers, directors, employees, shareholders, insurers, agents, trustees, attorneys, parents, subsidiaries, Affiliates, successors, assigns and customers (collectively, “Palomar/General Releasors”), do hereby remise, release and forever discharge Lumenis, together with (as applicable) their officers, directors, employees, shareholders, insurers, licensees, sublicensees, customers, agents, trustees, attorneys, parents, subsidiaries, Affiliates, successors and assigns (collectively, the “Released Lumenis Entities”), of and from any and all actions, causes of action, claims, counterclaims, damages, debts, demands, liabilities, costs, expenses, loss, liens and obligations of whatsoever name and nature, including attorney fees (hereinafter, the “claims”), whether at law or in equity, which the Palomar/General Releasors now have or ever had, whether or not the facts giving rise to such claims are now known or unknown, from the first day of the world to the Effective Date (but not thereafter), which claims are based on or related in any way to the Lawsuits, the Anderson Patents, the Original Patent License or any other Patents that Palomar or any of its Affiliates owned or controlled at any time prior to the Effective Date (including all of the claims specified or implied in the Lawsuits). It is the intention of the Palomar/General Releasors fully, finally and forever to release the Released Lumenis Entities from the claims released by this Section ý4(c). In furtherance of such intention, this release shall be and remain in effect notwithstanding the discovery subsequent to the Effective Date of any presently existing fact. Notwithstanding the foregoing, it is expressly understood that this release does not release the Released Lumenis Entities or any of them from the obligations set forth in this Agreement, the Exhibits hereto and the other documents delivered at the Closing (including the Patent License Agreement).

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(d)	Palomar’s and General’s Representation, Warranty and Indemnity as to Released Matters. Each of Palomar and General warrants and represents to Lumenis that it has not heretofore assigned, transferred or purported to assign or transfer, and shall not hereafter assign or transfer or purport to assign or transfer, to any person or entity any matter released in Section ý4(c) and agrees to indemnify and hold harmless the Released Lumenis Entities from and against all claims, suits, actions, causes of action, liabilities, obligations, losses, suits, costs and expenses (including attorneys’ fees whether or not litigation be commenced) based on, resulting from, in connection with, or arising out of, any such assignment or transfer or purported or claimed assignment or transfer of any such matter, in whole or in part. Nothing in this Section ý4(d) shall preclude General from licensing the Anderson Patents to another party or parties if the MGH Agreement is terminated for any reason prior to the expiration of all the Valid Claims of the Anderson Patents (all as defined in the Patent License Agreement).

(e)	Full Settlement. The Parties understand and agree that this Agreement and the attached Exhibits as executed and delivered at the Closing are intended to settle all disputes (in existence from the first day of the world to the Effective Date (but not thereafter)) between Palomar and General on the one hand and Lumenis on the other hand based on or related in any way to the Lawsuits, the Anderson Patents, the Lumenis Patents, the Lumenis Letter and the Original Patent License and all the other matters released by this Section ý4 and shall be effective as a full and final accord and satisfaction and release of all such matters.

5.     Representations and Warranties; Disclaimers.

(a)	Representations and Warranties by the Parties. Each Party represents and warrants to the other Parties as of the Effective Date:

(i)	that it is an entity duly organized, validly existing and in good standing under the laws of the state of its organization, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement;

(ii)	that it has the authority to (i) enter into this Agreement, (ii) extend the releases, rights, licenses and sublicenses granted to the other Parties under this Agreement, and (iii) undertake and fully perform its obligations under this Agreement;

(iii)	that this Agreement has been duly executed and delivered by it and is a binding obligation of it, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally, and to general equitable principles;

(iv)	its execution, delivery, granting of rights, licenses and sublicenses, and performance of its obligations under this Agreement does not and will not, with or without the passage of time or the giving of notice or both, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any agreement or other document or instrument to which it is a party;

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(v)	all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other third parties (including any of its Affiliates) required to be obtained by it in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

(b)	Representations and Warranties By Lumenis. Lumenis represents and warrants to Palomar and General that, as of the Effective Date, (i) ESC Medical Ltd. is now Lumenis Ltd. and ESC Medical Inc. is now Lumenis Inc., and (ii) all of the named defendants to the lawsuit entitled “Palomar Medical Technologies, Inc. v. Lumenis, Ltd., Lumenis, Inc., ESC Medical Systems, Ltd., ESC Medical System, Inc., and ESC, Sharplan Industries, Ltd.,” Case No. 03-0540, currently pending in the Superior Court of Massachusetts, including those entities identified in such lawsuit as “ESC Medical Systems, Ltd., ESC Medical System, Inc., and ESC, Sharplan Industries, Ltd.”, are subject to and bound by all of the terms of this Agreement as “Lumenis” hereunder for all purposes.

(c)	Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NONE OF THE PARTIES MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT.

(d)	No Consequentials. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER HEREUNDER FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

6.     Termination of Original Patent License. The parties to the Original Patent License Agreement hereby acknowledge and agree that the Original Patent License was terminated as of February 14, 2003 in its entirety (and to the extent the Original Patent License is not already so terminated, hereby terminate the Original Patent License in its entirety), other than for Section 5, Section 10, Section 14A and the first sentence of Section 20 thereof (the “Surviving Provisions”). Each of the parties to the Original Patent License Agreement represents and warrants to the others that, immediately after the Closing, there are no license grants, nor any other rights or obligations under the Original Patent License, in effect or outstanding, other than as provided in the Surviving Provisions.

7.     Miscellaneous.

(a)	Entire Agreement; Counterparts. Other than with respect to (i) the Patent License Agreement and Non-Disclosure and Confidentiality Agreements between Lumenis and Palomar, and (ii) the MGH Agreement (as defined in the Patent License Agreement) and other agreements between MGH and Palomar, this Agreement (including the Exhibits) constitutes the entire agreement between Palomar and MGH on the one hand and Lumenis on the other hand relating to the subject matter hereof and supersedes all previous agreements, practices or courses of dealings between the Parties, whether written or oral, relating to the subject matter hereof. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

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(b)	Other Parties. This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, successors and permitted assigns of the Parties. There shall be no Third Party beneficiaries, either express or implied, to this Agreement, provided that Section ý4 is intended to benefit, and to be enforceable by, in addition to the Parties, the other Released Palomar/General Entities and Released Lumenis Entities as if they were Parties hereto.

(c)	No Agency or Joint Venture Relationship. Nothing contained herein shall be deemed to create any association, partnership, joint venture or relationship of principal, agent, master or servant between the Parties hereto or any Affiliates thereof, or to provide any Party with the right, power or authority to incur any obligation or make any representations, warranties or guarantees on behalf of any other Party.

(d)	Severability. Except as otherwise expressly provided herein, if any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

(e)	Waivers; Amendments; Supplements. No waiver by any Party of a breach of any covenant or condition of this Agreement by another Party shall be construed to be a waiver of any succeeding breach of the same or any other covenant or condition. Except as otherwise expressly provided herein, this Agreement or any Exhibit hereunder may not be changed or amended except by a writing expressly referring to this Agreement signed by all the Parties.

(f)	Section 1542 of the California Civil Code. The Parties waive all rights they may have under section 1542 of the California Civil Code, and acknowledge that subject to the terms herein, the releases granted by the Parties extend to all claims expressly released by Section ý4(a) and ý4(c), whether such claims are known or unknown. The Parties are fully informed of the provisions of Section 1542, which provides that:
A	general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor”

(g)	Publicity and Disclosure of Terms of this Agreement and the Patent License Agreement. The Parties agree that the public announcements of the execution of this Agreement and Patent License Agreement shall be in the form of press releases to be agreed upon on or before the Effective Date and attached hereto as Exhibit C. The Parties also agree that Palomar and Lumenis will file a copy of this Agreement and the Patent License Agreement (with Section 7.5(b) redacted) with the United States Securities and Exchange Commission and other similar or comparable governmental bodies or agencies, if necessary.

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(h)	Jurisdiction. The Parties hereby irrevocably consent to the exclusive jurisdiction and venue of any state or federal court sitting in the state of Delaware, over any action or proceeding arising out of or relating to this Agreement or any agreement or document delivered in connection herewith or therewith, and agree that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Each of the Parties consents to the jurisdiction of such court or courts and agrees that the service upon it of a summons and complaint by ordinary mail shall be sufficient for such court or courts to exercise personal jurisdiction over the Parties. The Parties waive any objection to any action or proceeding in any state or federal court sitting in the state of Delaware, on the basis of forum non conveniens or otherwise. Notwithstanding the foregoing, if any action or proceeding may not be brought in any such court because all such courts lack subject matter jurisdiction, the parties may bring such action or proceeding in a court of appropriate jurisdiction.

(i)	Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the state of Delaware, without regard to its principles of conflicts of laws; provided that any dispute relating to the scope, validity, enforceability, infringement or misuse of any Patent shall be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patent originates.

(j)	Certain Expenses. Except as otherwise expressly provided herein, each of the Parties hereto shall bear its own expenses that arise out of or in connection with the negotiation, execution or performance of this Agreement.

(k)	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

(l)	Parties Advised by Counsel. This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each Party has been represented by legal counsel. This Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

(m)	Notices. All notices, demands, requests, approvals, consents or other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given: (i) when delivered in person or by courier or confirmed facsimile; (ii) upon confirmation of receipt when sent by certified mail, return receipt requested; or (iii) upon receipt when sent by reputable private international courier with established tracking capability (such as DHL, FedEx, or UPS), postage pre-paid, and addressed as set forth as the case may be, to the noticed Party at the address set forth below, or such other address as a Party may specify by written notice to the other.

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Notices shall be sent to Palomar at:

82 Cambridge Street
Burlington, MA 01803
Attention: CEO & General Counsel
Facsimile:781-993-2377

with a required copy to:

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attention: Kingsley Taft, Esq.
Facsimile: (617) 523-1231

and to General at:

Corporate Sponsored Research and Licensing
Massachusetts General Hospital
13th St. BLVD., BLDG. 149 Suite 5036
Charlestown, MA 02129
Attention: Frances Toneguzzo, Ph. D.
Facsimile: (617) 726-8608

with a required copy to:

Office of the General Counsel
Partners HealthCare System, Inc.
50 Staniford St., Suite 1000
Boston, MA 02114
Attention: Paul G. Cushing, Esq.
Facsimile: (617) 726-1665

and to Lumenis at:

375 Park Avenue
New York, NY 10152
Attention: CEO
Facsimile: 212-515 4111

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with a required copy to:

Zellermayer Pelosof & Co.
20 Lincoln Street
Tel Aviv, Israel
Attention: Avi Pelosof, Esq.
Facsimile: 972 3 625 5500

and with a required copy to

Eitan Pearl Latzer & Cohen Zedek, LLP
10 Rockefeller Plaza
New York, NY 10020
Attention: Zeev Pearl, Esq.
Facsimile 212 632 3489

(n)	Captions, Section Headings. As used in this Agreement, “including” means “including but not limited to”, and “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole. The Section headings used herein are for reference and convenience only, and shall not enter into the interpretation of this Agreement. Unless otherwise expressly provided herein, any reference to a number of “days” hereunder shall refer to calendar days. References to Sections include subsections, which are part of the related Section (e.g., a section numbered “Section ý4(a)” would be part of “Section ý4", and references to “Section ý5(a)" would also refer to material contained in the subsection described as “Section ý5(a)(ii)”).

(o)	Mistakes of Fact or Law. Mistakes of fact or law shall not constitute grounds for modification, avoidance or rescission of the terms of this Agreement.

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        IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have each caused its duly authorized representative to execute and deliver this Agreement under seal as of the Effective Date.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By:	/s/ Joseph P. Caruso
Name:	Joseph P. Caruso
Title:	CEO
Date:	6-17-04

THE GENERAL HOSPITAL CORPORATION

By:	/s/ Frances Toneguzzo, Ph. D.
Name:	Frances Toneguzzo, Ph. D.
Title:	Director, Corporate Sponsored Research & Licensing
Date:	6-17-04

LUMENIS, INC.

By:	/s/ Kevin Morano
Name:	Kevin Morano
Title:	President
Date:	6-17-04

LUMENIS, INC.

By:	/s/ Avner Raz
Name:	Avner Raz
Title:	CEO
Date:	6-17-04

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